INTERNATIONAL SHIPPING ENTERPRISES, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)



                                                            FINANCIAL STATEMENTS
       FOR THE PERIODS FROM SEPTEMBER 17, 2004 (INCEPTION) TO SEPTEMBER 30, 2004
                         AND SEPTEMBER 17, 2004 (INCEPTION) TO DECEMBER 16, 2004

                    INTERNATIONAL SHIPPING ENTERPRISES, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 3


FINANCIAL STATEMENTS

    Balance Sheets                                                      4
    Statements of Operations                                            5
    Statements of Stockholders' Equity                                  6
    Statements of Cash Flows                                            7

NOTES TO FINANCIAL STATEMENTS                                        8-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
International Shipping Enterprises, Inc.

We have audited the accompanying balance sheets of International Shipping Enterprises, Inc. (a corporation in the development stage) as of December 16, 2004 and September 30, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from September 17, 2004 (inception) to December 16, 2004 and September 17, 2004 (inception) to September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Shipping Enterprises, Inc. as of December 16, 2004 and September 30, 2004, and the results of its operations and its cash flows for the periods from September 17, 2004 (inception) to December 16, 2004 and September 17, 2004 (inception) to September 30, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

December 16, 2004

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS

================================================================================

======================================================================================

                                                         December 16,   September 30,
                                                            2004            2004
--------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash                                                $  2,514,834   $   129,905
     Cash held in Trust Fund (Note 1)                     180,576,000            --
     Prepaid expenses                                          13,471         3,275
                                                         ------------   ------------
          Total current assets                            183,104,305       133,180
Deferred offering costs                                           --        120,000
                                                         ------------   ------------
Total assets                                             $183,104,305   $   253,180
                                                         ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accrued expenses                                     $   104,051   $       465
     Due to stockholder (Note 3)                              349,316       229,167
                                                         ------------   ------------
          Total current liabilities                           453,367       229,632
                                                         ------------   ------------

Common stock, subject to possible conversion,
     6,551,723 shares at conversion value (Note 1)         36,097,142            --
                                                         ------------   ------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 120,000,000 shares
          Issued and outstanding 39,900,000 shares
               (which includes 6,551,723 subject to
               possible conversion) and
               7,125,000, respectively                          3,990           713
     Additional paid-in capital
                                                          146,555,636        24,287
     Deficit accumulated during development stage              (5,830)       (1,452)
                                                         ------------   ------------

          Total stockholders' equity                      146,553,796        23,548
                                                         ------------   ------------
Total liabilities and stockholders' equity               $183,104,305   $   253,180
                                                         ============   ============

                 See accompanying notes to financial statements

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS
================================================================================

                                            Period from          Period from
                                         September 17, 2004   September 17, 2004
                                           (inception) to       (inception) to
                                         December 16, 2004    September 30, 2004
--------------------------------------------------------------------------------

Expenses:

     Formation and operating costs            $ (5,830)          $ (1,452)
                                              ---------          ---------

Net loss for the period                       $ (5,830)          $ (1,452)
                                              ---------          ---------

Net loss per share basic and diluted          $  (.00)           $   (.00)
                                              ---------          ---------

Weighted average shares outstanding           9,285,989          7,125,000
                                              ---------          ---------

                 See accompanying notes to financial statements

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
================================================================================

==================================================================================================================================
                                                                                 Additional    Deficit accumulated
                                                          Common Stock            Paid-In         during the
                                                      Shares        Amount        Capital       development stage      Total
----------------------------------------------------------------------------------------------------------------------------------
Balance, September 17, 2004 (inception)               --            $      --    $       --       $     --           $         --

Sale of 7,125,000 shares of common stock to
     initial stockholders                              7,125,000          713         24,287            --                 25,000

Net loss for the period                                       --           --             --        (1,452)                (1,452)

----------------------------------------------------------------------------------------------------------------------------------
Balance, September 30, 2004                            7,125,000          713         24,287        (1,452)                23,548

Sale of 32,775,000 units, net of underwriters'
   discount and offering expenses (includes
   6,551,723 shares subject to possible conversion)   32,775,000        3,277    182,628,491            --            182,631,768


Proceeds subject to possible conversion of
    6,551,723 shares                                          --           --    (36,097,142)           --            (36,097,142)

Net loss for the period                                       --           --             --        (4,378)                (4,378)
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 16, 2004                            39,900,000    $   3,990   $146,555,636      $ (5,830)          $146,553,796
                                                      ==========    =========   ============      ========           ============


                 See accompanying notes to financial statements.

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS
================================================================================

=====================================================================================================
                                                           For the period from    For the period from
                                                           September 17, 2004     September 17, 2004
                                                             (inception) to              to
                                                           December 16, 2004       September 30, 2004
-----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                          $     (5,830)           $      (1,452)
         Increase in prepaid expenses                           (13,471)                  (3,275)
         Increase in accrued expenses                             4,275                      465
                                                           ------------             ------------

               Net cash used in operating activities            (15,026)                  (4,262)
                                                           ------------             ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Cash held in Trust Fund                               (180,576,000)                      --
                                                           ------------             ------------
               Net cash used in investing activities       (180,576,000)                      --
                                                           ------------             ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Gross proceeds                                         196,650,000                       --
     Proceeds from stockholder notes and advances               349,316                  229,167
     Proceeds from sale of shares of common stock                25,000                   25,000
     Payment of costs of public offering                    (13,918,456)                (120,000)
                                                           ------------             ------------

               Net cash provided by financing activities    183,105,860                  134,167
                                                           ------------             ------------

Net increase in cash                                          2,514,834                  129,905
Cash at beginning of the period                                      --                       --
                                                           ------------             ------------

Cash at end of the period                                  $  2,514,834             $    129,905
                                                           ============             ============
Supplemental schedule of non-cash financing activity:

            Accrual of offering costs                      $     99,776             $         --
                                                           ============             ============



                 See accompanying notes to financial statements.

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)


                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


1.     ORGANIZATION     International Shipping Enterprises, Inc. (the "Company")
       AND              was  incorporated in Delaware on September 17, 2004 as a
       BUSINESS         blank  check  company,  the  objective  of  which  is to
       OPERATIONS       acquire one or more vessels or an operating  business in
                        the shipping industry.

                        All activity from September 17, 2004 (inception) through December 16, 2004 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                        The registration statement for the Company's initial public offering ("Offering") was declared effective December 10, 2004. The Company consummated the offering on December 16, 2004 and received net proceeds of approximately $182,632,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more vessels or an operating business in the shipping industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $180,576,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii)
                        liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                        The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their redemption rights described below, the Business Combination will not be

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)


                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                        consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 7,125,000 founding shares of common stock in accordance with the vote of the majority in interest  of  all  other  stockholders  of  the  Company
                        ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                        With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account calculated as of two business days prior to the proposed consummation of the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying December 16, 2004 balance sheet.

                        The Company's Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                        Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                        The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, aggregating approximately $2,000 and $500 at December 16, 2004 and September 30, 2004, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 16, 2004 and September 30, 2004.

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)


                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                        The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

                        Loss per share is computed  by dividing  net loss by the
                        weighted-average   number  of  shares  of  common  stock
                        outstanding during the period.

                        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                        Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.


2.     INITIAL PUBLIC   On December 16, 2004, the Company sold 32,775,000  units
       OFFERING         ("Units")  in the  Offering,  which  included all of the
                        4,275,000    Units   subject   to   the    underwriters'
                        overallotment option. Each Unit consists of one share of
                        the Company's  common stock,  $.0001 par value,  and two
                        Redeemable Common Stock Purchase Warrants  ("Warrants").
                        Each Warrant  will  entitle the holder to purchase  from
                        the  Company  one share of common  stock at an  exercise
                        price of $5.00 commencing the later of the completion of
                        a Business  Combination  with a target  business  or one
                        year  from  the  effective  date  of  the  Offering  and
                        expiring four years from the date of the prospectus. The
                        Warrants will be redeemable,  upon prior written consent
                        of  Sunrise  Securities  Corp.,  at a price  of $.01 per
                        Warrant upon 30 days notice  after the  Warrants  become
                        exercisable,  only in the event that the last sale price
                        of the common  stock is at least $8.50 per share for any
                        20 trading days within a 30 trading day period ending on
                        the  third  day  prior  to  date  on  which   notice  of
                        redemption  is  given  and  only if the  weekly  trading
                        volume of our  common  stock  has been at least  800,000
                        shares for each of the two calendar weeks prior to the date on which notice of redemption is given.


3. NOTE PAYABLE, The Company issued a $225,000 unsecured promissory note STOCKHOLDER to an Initial Stockholder, who is also an officer, on
                        September  23,  2004.  The  Initial   Stockholder   also
                        advanced an additional $124,316 to us. The notes are non
                        interest-bearing   and  will  be  paid   following   the
                        consummation of the Offering from the net proceeds of such Offering.

                                        INTERNATIONAL SHIPPING ENTERPRISES, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)


                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


4.     COMMITMENT       The Company  presently  occupies  office space from, and
                        has  certain  office  and   secretarial   services  made
                        available to it by, unaffiliated third parties, as may be required by the Company from time to time. The
                        Company  has agreed to pay a total fee of  approximately
                        $1,500 per month for office space through December 15, 2004 and, under its agreement with its underwriters, is permitted to pay up to an aggregate of $5,500 per month for the office space and all such services on an ongoing basis. The statement of operations for the periods ended
                        December 16, 2004 and September 30, 2004 includes $4,915 and $892 related to this agreement.


5.     PREFERRED        The Company is authorized to issue  1,000,000  shares of
       STOCK            preferred stock with such designations, voting and other
                        rights and preferences as may be determined from time to time by the Board of Directors.


6.     COMMON STOCK     On November 29, 2004,  the Company's  Board of Directors
                        authorized  a  stock  dividend  of  approximately  0.676
                        shares of common stock for each outstanding share of common stock and increased the number of authorized shares of common stock to 120,000,000. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions.

                        At December 16, 2004, 65,550,000 shares of common stock were reserved for issuance upon exercise of Warrants.